Exhibit 10.2

Puckett #262-25
Lease No. 636800

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 31st day of July 2002 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to 2003-A, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.    The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified In Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to Itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.    The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders Involving the leasehold interests here being assigned, but only to (1he extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph I, above.

3.    The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.    The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interest; described unto Assignee, its successors and assigns, forever.

This assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but Is made with full substitution of Assignee In all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor' may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear Its proportional share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Puckett #262*25
Lease Mo. 636800

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

Witnesses:	PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation
/s/ Susan A. Foster
Susan A. Foster

/s/ Rhonda L. Hunt	BY:	/s/ William D. Gainor
Rhonda L. Hunt		William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
	)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 31st day of June, 2003 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed theforegoing tor the purposes therein contained,

/s/ Rita A. Clark
Rita A. Clark
Notary Public - State of West Virginia County of Harrison
Mv Commission expires: June 2.2009

This Instrument was prepared by.

Petroleum Development Corporation
103 East Main Street
P. O. Box 26
Bridgeport, WV 26330

Puckcll2l6-25
Lease No. 636H0O

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made February 9,2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2003-A Limited Partnership, a West Virginia limited partnership whose address is P. O. Box 26, Bridgeport, West Virginia 26330.

1.      Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated July 13, 2003 and recorded as Instrument No. 638569 in the real property records of Garfield County, Colorado.

2.      Amendment. Petroleum Development Corporation and PDC 2003-A Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3.      Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just <as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties,

PDC 2003-A LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ersel E. Morgan, Jr.
Ersel E. Morgan, Jr. as Vice President

STATE OF WEST VIRGINIA	§
	§	ss.
COUNTY OF HARRISON	§

The foregoing instrument was acknowledged before me this 31st day of March      , 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2003-A Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.

/s/ Rita A. Clark
Rita A. Clark as Notary Public
Harrison County, West Virginia
My commission expires: June 2, 2009

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckctt 262-25	Puckett Land Company	11-15-1999	556562/1164	T6S, R97W Sec. 25: SENWNE	Garfield	Colorado	0.5500	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 253-25	Puckett Land Company	11-15-1999	556562	T6S, R97W Sec. 25: NW4SW4NE4	Garfield	Colorado	0.5500	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 216-25	Puckett Land Company	11-15-I999	556562	T6S, R97W Sec. 25: NW4SW4	Garfield	Colorado	0.3650	636800

State Is. 6524 #11-28
Lease No. 679800

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 13th day of May, 2003 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to 2003-A, Limited Partnership, (herein called "Assignee");

WITNESSEITH

Assignor, for the sum of One Dollar 1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.    The specific undivided interest she m in Exhibit A in respect of each of the oil and gas leases shown In Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well, identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be et titled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands describes in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.    The specific undivided interest shown in Exhibit A in all valid unitization, pooling operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to ;he extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in ail other respects limited to the manner as set forth in Paragraph 1, above.

3.    The specific undivided interest shown in Exhibit A in all valid oil and gas sales purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A an 3 in all other respects limited in the manner set forth In Paragraph 1, above.

4.    The specific undivided interest shown in Exhibit A in all personal property improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing transportation or marketing of oil, gas and other minerals from that well, but in all respect: limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interest! described unto Assignee, its successors and assigns forever.

This assignment is made without Warranties of any type (whether of title, merchantability or fitness for a particular use), either expressed or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that the Assignment convey any title that Assignor nay hereafter acquire to the extent that such after acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transit orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Slate Ls. 6524 #11-28
Lease No. 679800

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

Witnesses:	PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation
/s/ Susan A. Foster
Susan A. Foster

/s/ Rhonda L. Hunt	BY:	/s/ William D. Gainor
Rhonda L. Hunt		William D. Gainor
Land Manager

STATE OF WEST VIRGINIA	)
	)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 13th day of May, 2003 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

/s/ Rita A. Clark
Rita A. Clark
Notary Public - State of West Virginia Counly of Harrison
My Commission expires: June 2,2009

This Instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
P. O. Box 26
Bridgeport, WV 26330

Stale 12-4
Lease No. G7890O

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made February 28, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2003-A Limited Partnership, a West Virginia limited partnership whose address is P. O. Box 26, Bridgeport, West Virginia 26330.

1.     Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated August 25, 2003 and recorded as Instrument No. 3113255 in the real property records of Weld County, Colorado.

2.     Amendment. Petroleum Development Corporation and PDC 2003-A Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3.     Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2003-A LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ersel B. Morgan
Ersel B. Morgan, Jr. as Vice President

STATE OF WEST VIRGINIA	§
	§	ss.
COUNTY OF HARRISON	§

The foregoing instrument was acknowledged before me this 31st day of March, 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation/ the Managing General Partner of PDC 2003-A Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.

/s/ Rita A. Clark
Rita A. Clark as Notary Public
Harrison County, West Virginia
My commission expires: June 2, 2009

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Ls. 6524 #11-28	State of Colorado	06-01-19S1	2140510	T6N, R63W Sec. 28: NE4NW4	Weld	Colorado	0.48125	679800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Ls. 6524 #21-28	State of Colorado	06-01-1981	2140510	T6N,R63W Sec.28: NE4NW4	Weld	Colorado	0.48125	679800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State 32-4	State of Colorado	0&-01-198I	2153523	T5N, R63W Sec. 4: SW4NE4	Weld	Colorado	0.48125	679000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 32-3	Anadarko E & P Company	11-28-2002	3040427	T5N, R63W Sec. 3: SW4NE4	Weld	Colorado	0.44000	691100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE |	ASSIGNED INTEREST	LEASE NO.
State 42-4	State of Colorado	06-01-19S1	2153523/1207	T5N, R63W Sec. 4: SE4NE4	Weld	Colorado	0.48125	679000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Peterson 21-16	State of Colorado	09-25-1989	2202580	T5N, R63W Sec. 16: NE4NW4	Weld	Colorado	0.48125	683700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State 5519 #42-8	State of Colorado	08-20-1980	2153524	T5N, R63W Sec. 8: SE4NE4	Weld	Colorado	0.48125	664000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2O03-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Peterson 12-16	State of Colorado	09-25-1989	2202580	T5K R63W Sec. 16: SW4NW4	Weld	Colorado	0.48125	683700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
National Hog Farm 13-9	RME Land Corp.	06-11-2001	2911643	T5N, R63W Sec. 9: NW4SW4	Weld	Colorado	0.4400	656000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Gaddis 21-36	Gaddis Family Registered Limited Liability Limited Partnership	11 -01 -2001	2949208	T4N, R68W Sec. 36: NE4NW4	Weld	Colorado	0.5500	683300

EXHIBIT "A"
AMENDED ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
J & L Farms 31-29	J & L Farms	03-23-1988	2136094/1190	T6N, R63W Sec. 29: NW4NE4	Weld	Colorado	0.48125	690400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
J & L Farms 41-29	J & L Farms	03-23-1988	2136094/ 1190	T6N, R63W Sec. 29: NE4NE4	Weld	Colorado	0.48125	690400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Gaddis 11-36	Gaddis Family Registered Limited Liability Limited Partnership	11-01-2001	2949208	T4N, R68W Sec. 36: NW4NW4	Weld	Colorado	0.5500	683300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE # API#
Rudolph #2-34	Shur-View, LP	10-03-2002	3010493	T5N, R67W, Sec. 2: SW/4 (W/2) Lot I (75.29), Lot 2 (80.00)	Weld	CO	0.5500	690200
	Stephen Datz, et ux	08-11-2000	2803470	T5N, R67W. Sec. 2: SW/4 - Except 3.94 tract
	Terry Datz	0S-11-2000	280346S	T5N, R67W. Sec. 2: SW/4 - Except 3.94 tract
	Daniel Rudolph, et ux	8-11-2000	2803469	T5N, R67W. Sec. 2: SW/4 - Except 3.94 tract
	James L. Rudolph	08-11-2000	2803472	T5N, R67W. Sec. 2: SW/4 - Except 3.94 tract
	William F. Rudolph, ct ux	08-11-2000	2803471	T5N, R67W, Sec. 2: SW/4 - Except 3.94 tract
	Connie Hatton, et vir	02-26-2002	306736S	T5N, R67W, Sec. 2: Tract in the SW/4
	Weld County. Colorado	12-18-2000	2821206	T5N, R67W. Sec. 2: Tract m the SW/4

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE # API#
Rudolph #2-33	Shur-Vicw. LP	10-03-2002	3010493	T5N,R67W,Sec2: SW/4(W/2) Lot I (75.29), Lot 2 (80.00)	Weld	CO	0.5500	690200
	Stephen Datz. et ux	08-11-2000	2S03470	T5N, R67W, Sec 2: SW/4 - Except 3.94 tract
	Terry Datz	08-11-2000	2803468	T5N. R67W, Sec. 2: SW/4 - Except 3.94 tract
	Daniel Rudolph, et ux	8-l1-2000	2803469	T5N. R67W, Sec. 2: SW/4 - Except 3.94 tract
	James L. Rudolph	08-11-2000	2803472	T5K. R67W. Sec. 2: SW/4 - Except 3.94 tract
	William F. Rudolph, et ux	08-11-2000	2803471	T5N, R67W. Sec. 2: SW/4 - Except 3.94 tract
	Connie Hatton, et vir	02-26-2002	3067368	T5N, R67W, Sec. 2: Tract in the SW/4
	Weld County, Colorado	12-18-2000	2821206	T5N, R67W, Sec. 2: Tract in the SW/4

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASES API#
Johnson #2-22	Shur View LP	10/03/2002	3010493	T5N, R67W Sec. 2: NW/4NW/4	Weld	CO	0.5500	691300
	Deborah J. Mitchell, as Trustee of the Eleanor I. Johnson Rev. Trust	08/23/2000	2803477
	U.S. Bank N.A. as Trustee of the Laurene Berger Irrevocable Trust under Agreement FBO Laurene B. Brooks and Susan B. Seridan, and Caroline B. Rickenbaugh	10/13/2000	28034S1

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OP WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Peterson 11-16	State of Colorado	06-18-1980	2153525	T5N, R63W Sec 16: NW4NW4	Weld	Colorado	0.48125	683700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Slate Peterson 42-16	State of Colorado	06-18-1980	2153525	T5N, R63W Sec. 16: SE4NE4	Weld	Colorado	0.48125	680900

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OP WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Peterson 33-16	State of Colorado	09-25-1989	2202580	T5N, R63W Sec. 16: NW4SE4	Weld	Colorado	0.4S125	680900

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State Peterson 44-16	State of Colorado	09-25-1989	2202580	T5N, R63W Sec l6: SE4SE4	Weld	Colorado	0.48125	680900

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State 11-4	State of Colorado	06-01-1981	2153523/ 1207	T5N, R63W Sec. 4: NW4NW4	Weld	Colorado	0.48125	678900

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2003-A LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
State 12-4	State of Colorado	06-01-1981	2153523 /1207	T5N, R63W Sec. 4: SWNW	Weld	Colorado	0.48125	678900